AMENDMENT NO. 4 TO

             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST


         FOURTH AMENDMENT, dated as of April 14, 1998 (this "Amendment") to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995, as amended by Amendment No. 1 thereto dated as of September 1, 1995, Amendment No. 2 thereto dated as of December 5, 1995, and Amendment No. 3 thereto dated as of October 14, 1997 (the "Agreement"), among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor (the "Transferor"), AMERICAN FINANCE GROUP, INC., a Delaware corporation ("AFG"), as Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee").

         WHEREAS, the Transferor, AFG, the Trustee and the Collateral Trustee wish to amend the Agreement in the manner provided for in this Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. The definition of "Servicing Fee Percentage" in Section 1.1 of the Agreement is amended by deleting the definition in its entirety and replacing it with the following text:

                  "Servicing Fee Percentage" shall mean .40%.

         2. Paragraph 1(d) of Schedule 3 to the Agreement is amended by deleting the text in its entirety and substituting in its place the following text:

                  The sum of the Discounted Lease Balances of Included Leases with respect to which the Lessees thereunder are rated internally by AFG, on a cumulative basis, is not more than 40% of the Aggregate Pool Balance.

         3. Paragraph 2(a) of Schedule 3 to the Agreement is hereby amended by replacing the chart therein with the chart attached hereto as Exhibit I.

         4. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

         5. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           6. Capitalized terms used in this Amendment without definition shall have the meanings assigned to them in the Agreement.

         7. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.






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           IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                                   AFG CREDIT CORPORATION,
                                   as Transferor




                                   By:    /s/ J. Michael Allgood
                                          -----------------------------------
                                   Title: Vice President


                                   AMERICAN FINANCE GROUP, INC.
                                   as Servicer




                                   By:    /s/ J. Michael Allgood
                                          -------------------------------------
                                   Title: Vice President


                                   BANKERS TRUST COMPANY,
                                   as Trustee




                                   By:    /s/ Kevin Weeks
                                          ------------------------------------
                                   Title: Assistant Vice Prsident


                                   BANKERS TRUST COMPANY,
                                   as Collateral Trustee




                                   By:    /s/ Kevin Weeks
                                          -------------------------------------
                                   Title: Assistant Vice President

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

                                    EXHIBIT I


--------------------------------------------------------------------------------------------------------------
                                                                       Percentage of Aggregate
                       Category                                              Pool Balance
--------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
1. Included Leases of any individual                               Based on External       Based on Internal
   Lessee that are rated AA- or higher                             Ratings                 Ratings
   by Standard & Poor's and Aa3 or
   higher by Moody's

                                                                       20%                          7%
-------------------------------------------------------------------------------------------------------------------
2. Included Leases of any individual                              Based on External       Based on Internal
   Lessee that are rated between                                  Ratings                 Ratings
   investment grade and (i) AA- by
   Standard & Poor's and (ii) Aa3 by
   Moody's

                                                                        9%                          7%
-------------------------------------------------------------------------------------------------------------------
3. Included Leases of any individual                              Based on External       Based on Internal
   Lessee that are not rated investment                           Ratings                 Ratings
   grade by Moody's and Standard & Poors

                                                                        3%                          3%
-------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
4. Included Leases of all Lessees that
   operate in the same industry*

                                                                                   40%
----------------------------------------------------------------------------------------------------------------
5. Included Leases that relate to the same
   type of Equipment**

                                                                                   40%
----------------------------------------------------------------------------------------------------------------
6. Included Leases for which the Scheduled
   Payments are payable semi-annually


                                                                                   10%
----------------------------------------------------------------------------------------------------------------


 *Based upon Primary Standard Industrial Classification Code Number.

**As determined by AFG Credit Corporation in accordance with its customary procedures.






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